XTF Advisors Trust (the “Trust”)

Supplement dated February 25, 2008

 To the Prospectuses dated May 1, 2007

On February 22, 2008, the Board of Trustees of the Trust approved an interim advisory agreement with CLS Investment Firm, LLC (“CLS”), whereby CLS would act as interim investment advisor to each Portfolio of the Trust, effective February 25, 2008.  The interim advisory agreement will last up to 150 days and, prior to its expiration, shareholders will be asked to approve a new advisory contract.

The following is hereby deleted from the front cover of the Prospectus:

XTF Advisors LLC

110 Wall Street, 18th Floor

New York, New York 10005

The following replaces the Prospectus section entitled: “Management of the Portfolios”:

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT ADVISOR

CLS Investment Firm, LLC, a Nebraska limited liability company (“CLS” or the “Advisor”), serves as investment advisor to each Portfolio effective February 25, 2008, pursuant to an interim advisory agreement approved by the Board of Trustees of the Trust on February 22, 2008.  CLS has been an investment advisor to individuals, employee benefit plans, trusts, and corporations since 1989 and has managed its own proprietary funds for ten years. As of February 26, 2008, CLS managed approximately $3.74 billion in assets. CLS maintains its principal offices at 4020 South 147th Street, Omaha, Nebraska 68137. CLS is an affiliate of Gemini Fund Services, LLC and Aquarius Fund Distributors, LLC.  CLS provides continuous investment management services to the Portfolios.

Each Portfolio is authorized to pay the Advisor a fee equal to the following percentage of its average daily net assets: 0.50% for each of the thirteen Core Portfolios and 0.40% for each of the three Moderate Portfolios.  A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement with the Advisor will be available in the Trust’s semi-annual report to shareholders for period ending June 30th each year. In addition to investment advisory fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Advisor has contractually agreed to waive its management fees and/or reimburse expenses to the extent necessary to limit Portfolio expenses, at least until the expiration of the term of the interim advisory agreement, so that the total annual operating expenses (excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and extraordinary expenses) of each Portfolio do not exceed specified limits as described under “Fees and Expenses.”  Waivers and expense reimbursements may be recouped by the Advisor from the applicable Portfolio, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or reimbursed.

The Trust may pay service providers that provide investor services to individuals who, through insurance company separate accounts or through pension and retirement plans, invest in shares of the Portfolios (“Investors”). The Trust may make these payments directly to the service providers, or indirectly through the Advisor or the Trust’s distributor.  The Advisor and the Trust’s distributor also may make these payments directly from their own resources.  Investor services include some or all of the following: printing Prospectuses and Statements of Additional Information and mailing them to investors or to financial advisors who allocate investments on behalf of Investors; forwarding communications from the Trust to investors or financial advisors, including proxy solicitation material and annual and semiannual reports; assisting Investors who wish or need to change financial advisors; and providing support services to financial advisors, including, but not limited to:  (a) providing financial advisors with updates on policies and procedures; (b) answering questions of financial advisors regarding the portfolio investments; (c) providing performance information to financial advisors regarding the Portfolios; (d) providing information to financial advisors regarding the Portfolios’ investment objectives; (e) providing Investor account information to financial advisors.

The Advisor's Investment Policy Committee is also responsible for monitoring the investment strategies and risks for each Portfolio.

The Portfolios' Statement of Additional Information provides information about the compensation received by the Portfolio Managers’ other accounts that they manage and their ownership, if any, of shares of the Portfolios.

PORTFOLIO MANAGERS

The Portfolio Management Team includes: Robert Jergovic, CFA, Scott Kubie, CFA, Dennis Guenther, CFA and J. J. Schenkelberg, CFA. Each member of the Portfolio Management Team also serves as a portfolio manager of one or more of CLS’s proprietary mutual funds.  “CFA” stands for Chartered Financial Analyst, a professional designation.

Mr. Jergovic, Chief Investment Officer of the Advisor, is primarily responsible for research and analysis of the financial markets, and serves as a primary portfolio manager of the Portfolios.  Mr. Jergovic has been a portfolio manager of CLS proprietary mutual funds since August of 2002 and has worked for the Advisor since 2000. Prior to joining CLS, Mr. Jergovic served as a Registered Representative for PFG Distribution Company (1998-1999) and Vice President of Investment Management and Assistant Treasurer for Guarantee Life Insurance Company (1994-2000).

Mr. Kubie, Executive Vice President and Chief Investment Strategist of the Advisor, is responsible for the implementation of the risk budgeting methodology and also serves as a primary portfolio manager of the Portfolios.  Mr. Kubie has been a portfolio manager of CLS proprietary mutual funds since August of 2002.  Mr. Kubie has worked for the Advisor since March 2001 as a portfolio manager with CLS and its predecessor. Prior to joining CLS, Mr. Kubie worked as a consultant for an Equity Manager and Internet Investment Software Firm (1999-2001).

Mr. Guenther serves as a portfolio manager of the Portfolios and as a member of the Team.  Mr. Guenther has been a portfolio manager of CLS proprietary mutual funds since August of 2002 and has worked for the Advisor since 1997 as a Database/Interface Manager.

Ms. Schenkelberg serves as a portfolio manager of the Portfolios and as a member of the Team.  She joined CLS in December of 2004 as a portfolio manager of CLS proprietary mutual funds. She also is responsible for separate account and mutual fund portfolio management. In addition, she helps maintain investor relationships. Prior to joining CLS, Ms. Schenkelberg was a Senior Financial Analyst with First National Bank of Omaha, Wealth Management Group. She has more than nine years of experience in the financial services industry.

The Advisor’s Investment Policy Committee is also responsible for monitoring the investment strategies and risks for each Portfolio.

The Portfolios' Statement of Additional Information provides information about the compensation received by the portfolio managers, other accounts that he manages and his ownership of shares of the Portfolios.